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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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DOCPROPERTY DOCXDOCID DMS=NetDocuments Format=<<ID>>.<<VER>> \* MERGEFORMAT 4888-9318-2688.3

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

[•], 2024

You are cordially invited to attend our Annual Meeting of Stockholders, which will be held at 1200 West Platt Street, Suite 100 Tampa, Florida 33606, on [•], [•], 2024, at [•], local time. Stockholders will be admitted beginning at [•].

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on September 12, 2024, a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

The attached notice of Annual Meeting of Stockholders and proxy statement cover the formal business of the Annual Meeting and contain a discussion of the matters to be voted upon at the Annual Meeting.

Your vote is very important. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you later decide to attend the Annual Meeting and vote in person, you may revoke your proxy at that time.

On behalf of the Board of Directors and management, I would like to thank you for choosing to invest in LM Funding America, Inc. and look forward to your participation at our Annual Meeting.

Bruce M. Rodgers, Esq.

Chairman of the Board Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:

TIME:	[•], local time, on [•],[•], 2024. Stockholders will be admitted beginning at [•]

PLACE:	LM Funding America, Inc. 1200 West Platt Street, Suite 100 Tampa, Florida 33606
ITEMS OF BUSINESS:	1.	To elect two Class II directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;

	2.	To ratify the appointment of MaloneBailey, LLP as the company’s independent auditor to audit the company’s 2024 financial statements;
	3.	To approve an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan;
	4.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of common warrants;
	5.	To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement; and
	6.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE	Stockholders of record on September 12, 2024, are entitled to notice of the Annual Meeting and are entitled to vote at the Annual Meeting in person or by proxy.

ANNUAL REPORT	Our 2023 Annual Report to Stockholders, as amended, which is not a part of this proxy statement, is being provided herewith.

PROXY VOTING

It is important that your shares be represented at the Annual Meeting and voted in accordance with your instructions. Please promptly vote your shares by following the instructions for voting on the Notice of Internet Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors,

Bruce M. Rodgers

Chairman of the Board

Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2024

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:	[•], 2024

This proxy statement and the form of proxy are delivered in connection with the solicitation by the Board of Directors of LM Funding America, Inc. (the “company,” “we,” “us,” or “our”), a Delaware corporation, of proxies to be voted at our below-described Annual Meeting of Stockholders and at any adjournments or postponements thereof. The Notice of Annual Meeting and this proxy statement are first being distributed or made available, as the case may be, on or about [●], 2024.

You are invited to attend our Annual Meeting of Stockholders on [•], [•], 2024, beginning at [•]. The Annual Meeting will be held at 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Stockholders will be admitted beginning at [•].

Your vote is very important. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you later decide to attend the Annual Meeting and vote in person, you may revoke your proxy at that time.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on [•], 2024:

This proxy statement and the 2023 Annual Report to Stockholders, as amended, are available at www.proxydocs.com/LMFA.

Upon your written request, we will provide you with a copy of our 2023 Annual Report on Form 10-K, as amended, including exhibits, free of charge. Send your request to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect two directors to the company’s Board of Directors; (ii) ratify the appointment of our outside auditors; (iii) approve an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan (the “Plan”); (iv) approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of common warrants; and (v) conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. In addition, our management will report on our performance during 2023, discuss challenges ahead and respond to questions from stockholders.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this proxy statement and the Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, September 12, 2024, are entitled to vote in person or by proxy at the Annual Meeting. In general, stockholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, stockholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. The Board of Directors has determined that the Board of Directors should include two Class II directorships. Accordingly, since two directors are to be elected at this Annual Meeting, in electing directors, each share will entitle the stockholder to two votes, one per director. Stockholders may not cumulate their votes. As of September 12, 2024, there were [•] common shares outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of 33-1/3% of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Vstock Transfer, LLC, then you are a “shareholder of record.” This Notice of Meeting and proxy statement has been provided directly to you by LM Funding America, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this proxy statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors (Proposal No. 1), each share held by a shareholder of record will be entitled to two votes, one for each director to be elected.

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or internet, then your shares will be voted as you direct. In the election of directors (Proposal No. 1), your options with respect to each director are to direct a vote “FOR”, “WITHHOLD ALL”, or “FOR ALL EXCEPT”.

If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or internet?

Yes. If you follow the instructions on the proxy card for voting by telephone or internet, your shares will be voted as you direct.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on nonroutine matters such as Proposals No. 1, No. 3, and No. 4. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposals No. 1, No. 3, and No. 4. In tabulating the voting results for each of these proposals, shares that constitute broker non-votes are not considered cast or entitled to vote and will not affect the outcome of such proposals. Because Proposals No. 2 and No. 5 are routine matters upon which brokers have discretionary authority to vote, we do not expect broker non-votes to exist with respect to each such proposal.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

You will receive separate Notice and Access Cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should follow the telephone or internet instructions on each Notice and Access Card or, if you elect to receive printed copies, on the proxy card. The instructions on each Notice and Access Card or proxy card, as applicable, may differ.

Can I change my vote or instruction?

Yes. You may follow the instructions on the proxy card to change your votes or instructions any time before midnight the day before the meeting. In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy, then your shares will be voted in accordance with that later dated proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you instruct on the proxy card.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion. As of the date this proxy statement went to print, we did not know of any other matters to be raised at the Annual Meeting.

What are the Board of Directors’ recommendations?

The Board of Directors recommends votes:

➢	FOR election of the following nominees for director positions:

Douglas I. McCree

Martin Traber

➢	FOR the proposal to ratify the appointment of MaloneBailey, LLP as the company’s independent auditor to audit the company’s 2024 financial statements;
➢	FOR the proposal to approve an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan;
➢	FOR the proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of common warrants;
➢	FOR the proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers; and
➢	FOR the authority to transact such other business as may properly come before the stockholders at the Annual Meeting.

What vote is required to approve each item?

The vote required to approve each matter to be voted on at the Annual Meeting is described below. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved by the affirmative vote of the majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote on the subject matter at a meeting at which a quorum is present unless a greater number of affirmative votes is required for approval of that matter under our Certificate of Incorporation, bylaws, or the Delaware General Corporation Law.

Under the Delaware General Corporation Law, an abstaining vote is considered present and entitled to vote and, therefore, is included for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to our bylaws, abstentions are not considered to be ‘‘votes cast’’ for the election of directors in Proposal No. 1 and will not affect the outcome of the election of directors. Abstentions are considered both present and “entitled to vote” on a matter. Accordingly, an abstention counts as a vote “against” any proposal where the voting standard is “a majority of the shares present and entitled to vote” or “a majority of the outstanding shares.”

A broker ‘‘non-vote’’ occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the Delaware General Corporation Law, a broker ‘‘non-vote’’ is not deemed to be a ‘‘vote cast’’ and, therefore, will not affect the outcome of the election of directors. While a broker ‘‘non-vote’’ is considered present for purposes of determining whether a quorum is present at the Annual Meeting, it is not considered ‘‘entitled to vote’’ and, therefore, not included in the tabulation of the voting results on matters requiring approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. When the voting standard is approval of “a majority of the outstanding shares,” broker non-votes have the same effect as a vote “against” the proposal.

The required vote for each of the proposals expected to be acted upon at the Annual Meeting is summarized below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the two nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 3 — Approval of an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 4 – Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of common warrants. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 5 - Approval, on an advisory, non-binding basis, of the compensation of our named executive officers. While this proposal is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

How will votes be counted?

All votes will be tabulated by the secretary of the company. We have engaged Mediant, a BetaNXT Business. to collect and tabulate proxy instructions.

Who is paying for the preparation and solicitation of proxies and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Two directors are to be elected at the Annual Meeting. In accordance with the company’s Certificate of Incorporation, the Board of Directors is divided into three classes. Class I and Class II each consists of two directors, and Class III consists of three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes are scheduled to expire at the annual meeting of stockholders in 2024 (Class II directors), 2025 (Class III directors), and 2026 (Class I directors). Accordingly, the Class II directors will be elected at this Annual Meeting. Each of the Class II directors elected at this Annual Meeting will be elected to serve a three-year term.

With the recommendation of the nominating and governance committee, the Board of Directors has nominated the following persons to stand for election as Class II directors at this Annual Meeting of Stockholders, with terms expiring at the third annual meeting of stockholders following their election:

Mr. Douglas I. McCree

Mr. Martin Traber

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Mr. Douglas I. McCree and Mr. Martin Traber as Class II directors of LM Funding America, Inc.

In the election of directors, the two highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD ALL" or “FOR ALL EXCEPT” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS

DIRECTORS OF THE COMPANY

DIRECTORS

Set forth below is a summary of the background and experience of each director nominee and director as of the date of this proxy statement. There is no family relationship among any of the directors and/or executive officers of the company except as follows: Mr. Bruce M. Rodgers, our Chairman, Chief Executive Officer and President, and Ms. Carollinn Gould a director, have been married since 2004.

Directors Standing for Election (Class II)

Douglas I. McCree. Mr. McCree, age 59, has served as a director of the company since its initial public offering in October 2015. Mr. McCree has been with First Housing Development Corporation of Florida (“First Housing”) since 2000 and has served as its Chief Executive Officer since 2004. From 1987 through 2000, Mr. McCree held various positions with Bank of America, N.A. including Senior Vice President Affordable Housing Lending. Mr. McCree serves on numerous professional and civic boards. He received a B.S. from Vanderbilt University majoring in economics. Mr. McCree brings to the Board of Directors many years of banking experience and a strong perspective on public company operational requirements from his experience as Chief Executive Officer of First Housing.

Martin Traber. Mr. Traber, age 78, has served as a director of the company since his appointment on April 29, 2024. Mr. Traber previously served as one of our directors from October 2015 until January 2021. Beginning in January 2021, Mr. Traber served as a director of LMF Acquisition Opportunities, Inc., which was an indirect, wholly-owned subsidiary of the company, until its merger with Seastar Medical Holding Corporation in October 2022. He currently serves as a director of Mad Mobile, Inc., a global leader in point-of-sale modernization and technology solutions for the retail and restaurant industries, a position he has held since March 2019. Since February 2017, Mr. Traber has served as Chairman of Skyway Capital Markets, LLC a Tampa, Florida-based investment banking firm. Also, from 1994 until 2016, Mr. Traber was a partner of Foley & Lardner LLP, in Tampa, Florida, representing clients in securities law matters and corporate transactions. Mr. Traber was a founder of NorthStar Bank in Tampa, Florida and from 2007 to 2011 served as a member of the Board of Directors of that institution. From 2012 to 2013, he served on the Board of Directors of Exeter Trust Company in Portsmouth, New Hampshire. Mr. Traber holds a Bachelor of Arts and a Juris Doctor from Indiana University.

Mr. Traber brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions and securities law are considered important in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. As a corporate and securities lawyer, Mr. Traber has a fundamental understanding of governance principles and business ethics. His knowledge of other businesses and industries are useful in determining management and director compensation.

Directors whose present terms continue until the next annual meeting of stockholders following this Annual Meeting (Class I):

Bruce M. Rodgers. Mr. Rodgers, age 60, serves as the Chairman of the Board of Directors, Chief Executive Officer and President of the company. Prior to that, Mr. Rodgers owned Business Law Group, P.A. (“BLG”) and served as counsel to the founders of LM Funding, LLC, the company’s predecessor and wholly-owned subsidiary. Mr. Rodgers was instrumental in developing the company’s business model prior to inception. Mr. Rodgers transferred his interest in BLG to attorneys within the firm by means of redemption of such interest in BLG prior to the company going public in 2015. Mr. Rodgers is also a member of the Board of Directors of SeaStar Medical Holding Corporation (Nasdaq: ICU), a medical technology Company developing a platform therapy to reduce the consequences of hyperinflammation on vital organs. Mr. Rodgers is a former business transactions attorney and was an associate of Macfarlane, Ferguson, & McMullen, P.A. from 1991 to 1995 and a partner from 1995-1998 and was an equity partner of Foley & Lardner LLP from 1998 to 2003. Originally from Bowling Green, Kentucky, Mr. Rodgers holds an engineering degree from Vanderbilt University (1985) and a Juris Doctor, with honors, from the University of Florida (1991). Mr. Rodgers also served as an officer in the United States Navy from 1985-1989 rising to the rank of Lieutenant, Surface Warfare Officer. Mr. Rodgers is a member of the Florida Bar and holds an AV-Preeminent rating from Martindale Hubbell.

Mr. Rodgers brings to the Board of Directors considerable experience in business, management and law, and because of those experiences and his education, we believe that he possesses analytical and legal skills which are considered of importance to the operations of the company, the oversight of its performance and the evaluation of its future growth opportunities.

Carollinn Gould. Ms. Gould, age 61, co-founded LM Funding, LLC in January 2008, and currently serves as a director of the company. From January 2008 to September 30, 2020, Mrs. Gould served as Vice President General Manager, Secretary. Prior to joining LM Funding, LLC, Ms. Gould owned and operated a recruiting company specializing in the placement of financial services personnel. Prior to that, Ms. Gould worked at Outback Steakhouse (“OSI”) where she opened the first restaurant in 1989 and finished her career at OSI in 2006 as shared services controller for over 1,000 restaurants. Ms. Gould holds a Bachelor’s Degree in Business Management from Nova Southeastern University.

As a co-founder of LM Funding, LLC, Ms. Gould brings to our Board of Directors an encyclopedia of knowledge regarding the company’s business, operation, and procedures. While previously employed with the company, Ms. Gould managed all bank accounts of the company and managed its internal control systems. Ms. Gould also brings public company audit experience from her prior service as controller at OSI as well as a wealth of personnel management and human resources skills.

Directors whose present terms continue until the second annual meeting of stockholders following this Annual Meeting (Class III):

Andrew L. Graham. Mr. Graham, age 66, has served as a director of the company since its initial public offering in October 2015. Since June 2008, Mr. Graham has served as Vice President, General Counsel and Secretary of HCI Group, Inc. (NYSE:HCI). From 1999 to 2007, Mr. Graham served in various capacities, including as General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), a publicly-held provider of communications services headquartered in Tampa, Florida. From 2011 to 2016, Mr. Graham has served on the Internal Audit Committee of Hillsborough County, Florida. From 2007 to 2011, he served on the Board of Trustees of Hillsborough Community College, a state institution serving over 45,000 students annually.

Mr. Graham holds a Bachelor of Science, major in Accounting, from Florida State University and a Juris Doctor, as well as a Master of Laws (L.L.M.) in Taxation, from the University of Florida College of Law. Mr. Graham was licensed in Florida as a Certified Public Accountant from 1982 to 2001. As a Certified Public Accountant, he audited, reviewed and compiled financial statements and prepared tax returns. Mr. Graham’s experience serving as general counsel to publicly-held companies brings to our Board of Directors a comprehensive understanding of public company operations, financial reporting, disclosure and corporate governance, as well a perspective regarding potential acquisitions. With his accounting education and experience, he also brings a sophisticated understanding of accounting principles, auditing standards, internal accounting control and financial presentation and analysis.

Frederick Mills. Mr. Mills age 66, has served as a director of the company since August 2018 and has been a partner with the law firm Morrison & Mills, PA since 1989, a Tampa, Florida law firm that focuses on business law. Mr. Mills is also a founder and board member of Apex Labs, Inc. (toxicology lab in Tampa FL). Mr. Mills serves on numerous professional and civic boards. He received a B.S. from the University of Florida majoring in accounting and received a J.D. from the University of Florida. We believe that Mr. Mills brings to the Board of Directors many years of valuable business and financial experience from his past experience as a founding board member and Audit Committee Chairman for Nature Coast Bank (OTCQB:NCBF), which was a publicly-held company, and his business law practice.

Frank Silcox. Mr. Silcox, age 60, has served as a director of the company since January 2021. Mr. Silcox has been a Managing Director of Osprey Capital since March 2015. From 2008 until 2015, Mr. Silcox was co-founder and a Managing member of LM Funding, LLC, a wholly-owned subsidiary of the company. Mr. Silcox has owned FS Ventures since 2003, which makes a variety of investments in real estate ventures. Mr. Silcox holds a Bachelor of Science from the University of Tampa.

Mr. Silcox brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions are considered important in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. His knowledge of other businesses and industries are useful in determining management and director compensation.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our nominating and governance committee, the Board of Directors has determined that each of Messrs. Graham, McCree, Mills, Traber, and Silcox are “independent directors” meeting the independence tests set forth in the rules of the NASDAQ Stock Market and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including having no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Board Diversity

On August 6, 2021, the SEC approved new board diversity rules for Nasdaq-listed companies. As of August 8, 2022, we are required to disclose on an annual basis our directors’ voluntary, self-identified demographic information using a standardized board diversity matrix (“Board Diversity Matrix”). To comply with this requirement, the following Board Diversity Matrix provides the self-identified demographic information for our directors as of [•], 2024. Such information for the prior year can be found in our proxy statement for the 2023 Annual Meeting. Each of the categories listed in the table below has the meaning as set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of [•], 2024)
Total Number of Directors		7
	Female		Male
Part I: Gender Identity	1		6
Part II: Demographic Background
White	1		6

In addition, the Nasdaq board diversity rules require that, by December 31, 2023, our Board have at least one diverse director that self-identifies as female, LGBTQ+, and/or an underrepresented minority, and by December 31, 2026, two diverse directors (including at least one that self-identifies as female and another who self-identifies as female, LGBTQ+, and/or an underrepresented minority). If we do not meet these criteria, we will be required to disclose the reasons for non-compliance. We intend to meet the requirements by the specified deadlines, provided that no assurances can be made that we will be able to attract and retain one or more directors meeting such requirements. Please note that the specific requirements and deadlines for the Nasdaq diversity rules vary depending on whether we continue to qualify as a smaller reporting company and the specific filing dates of the applicable proxy statement for our annual meetings, and as such, the preceding summary of the rules is subject to change from time to time.

DIRECTOR COMPENSATION

The compensation of our non-employee directors is determined by our board of directors, which solicits a recommendation from the Compensation Committee. Directors who are employees of the company do not receive any additional compensation for their service as directors.

On November 18, 2022, our board of directors adopted the LM Funding America, Inc, Non-Employee Director Compensation Program (the “Director Program”). Pursuant to the Director Program, each non-employee director of the company will receive an annual cash retainer of $66,000 (or $99,000 for audit committee members) payable in arrears in equal quarterly payments, pro-rated for partial years. Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $66,000 (or $99,000 for audit committee members) divided by the option exercise price (which will be equal to the fair market value of the company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the company’s annual stockholder meeting each year. Upon initial election or appointment to our board of directors (or on such later date as is determined by the Board of Directors), non-employee directors will also automatically receive stock options to purchase shares under the company’s equity incentive plan equal to $25,000 divided by the exercise price of the option, with such exercise price being equal to the grant date fair value of the company’s common stock.

The following table sets forth information with respect to compensation earned by each of our directors (other than those also serving as a “named executive officer”) during the year ended December 31, 2023 and 2022.

		Fees
		Earned or
		Paid in	Option
		Cash	Awards
Name	Year	($)(1)	($)	Total ($)
Carollinn Gould	2023	$66,000	$-	$66,000
	2022	$60,000	$62,644	$122,644
Andrew Graham	2023	$99,000	$-	$99,000
	2022	$92,375	$93,966	$186,341
Fred Mills	2023	$99,000	$-	$99,000
	2022	$92,375	$93,966	$186,341
Douglas I. McCree	2023	$99,000	$-	$99,000
	2022	$92,375	$93,966	$186,341
Frank Silcox	2023	$66,000	$-	$66,000
	2022	$62,375	$62,644	$125,019
Todd Zhang*	2023	$66,000	$-	$66,000
	2022	$25,000	$23,881	$48,881
Martin Traber**	2023	$—	$—	$—
	2022	$—	$—	$—

Represents compensation for the period from January 1, 2023 through December 31, 2023 and January 1, 2022 through December 31, 2022.

* Mr. Zhang was appointed to the board in December 2022 and resigned from the board effective April 25, 2024.

**Mr. Traber was appointed to the Board on April 29, 2024 and, as such, did not receive any compensation during fiscal 2023 or 2022.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of [•], 2024:

Name	Age	Title
Bruce M. Rodgers	60	Chairman, Chief Executive Officer and President
Richard Russell	63	Chief Financial Officer
Ryan Duran	39	Vice President of Operations

Bruce M. Rodgers. Mr. Rodgers background and experience is contained above in the section of this Proxy Statement entitled “Directors.”

Richard Russell. Mr. Russell, age 63, has served as Chief Financial Officer of the company since November 2017. Prior, since 2016, he provided financial and accounting consulting services with a focus on technical and external reporting, internal auditing, mergers & acquisitions, risk management, and CFO and controller services. Mr. Russell also served as Chief Financial Officer for Mission Health Communities from 2013 to 2016 and, before that, Mr. Russell served in a variety of roles for Cott Corporation from 2007 to 2013, including Senior Director of Finance, Senior Director of Internal Auditing, and Assistant Corporate Controller. Mr. Russell’s extensive professional experience with public companies includes his position as Director of Financial Reporting and Internal Controls for Quality Distribution a previously listed publicly held company traded on the Nasdaq Stock Market under the symbol “QLTY” and as Danka’s Director of Reporting from 2001 to 2004 a previously listed publicly held office imaging company traded on both the London Stock Exchange and the Nasdaq Stock Exchange (“DANKY”). Mr. Russell also serves as a director of SeaStar Medical Holding Corporation (Nasdaq: ICU), a medical technology company developing a platform therapy to reduce the consequences of hyperinflammation on vital organs. Mr. Russell also previously served on a part-time basis as Chief Financial Officer of Generation Income Properties Inc., which is a publicly traded REIT traded on the Nasdaq Market, under the symbol "GIPR" from December 2019 to February 2022. Mr. Russell earned his Bachelor of Science in accounting and a Master’s in tax accounting from the University of Alabama, a Bachelor of Arts in international studies from the University of South Florida, and a Master’s in business administration from the University of Tampa. On March 1, 2020, Mr. Russell was appointed to the board of directors for Trident Brands Inc., a publicly held consumer products company traded on the OTC market under the symbol "TDNT". Mr. Russell was also Chairman of the Hillsborough County Internal Audit Committee and had been a member of the Committee from September 2016 to April 2021. He was reappointed to the Committee in October 2021.

Ryan Duran. Mr. Duran, age 39, currently serves as Vice President of Operations of the company and joined the company in March 2015. Prior to joining the company, Mr. Duran served as Operations Manager of Business Law Group, since 2008. Mr. Duran holds a bachelor’s degree in real estate and finance from Florida State University.

We are aware of no arrangements as to the selection or appointment of executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our named executive officers during the years ended December 31, 2023 and 2022. The table does not include compensation for 2023 or 2022 for a named executive officer if such officer was not employed by the Company in 2023 or 2022.

	Fiscal	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)(1)	($)
Bruce Rodgers	2023	$825,000	$-	$488,345	$356,503	$24,860	$1,694,708
Chairman, CEO and President	2022	$750,000	$-	$-	$-	$10,571	$760,571
Richard Russell	2023	$550,000	$-	$488,345	$356,503	$48,467	$1,443,315
Chief Financial Officer	2022	$500,000	$-	$-	$-	$32,559	$532,559
Ryan Duran	2023	$192,500	$-	$122,086	$89,126	$40,217	$443,929
Vice President of Operations	2022	$175,000	$75,000	$-	$-	$32,559	$282,559

(1) These amounts consist of health insurance premiums, dental & vision insurance premiums paid by the Company in excess of non-executive contribution and 401K Company match.

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Bruce M. Rodgers.

In October 2021, Mr. Rodgers’ entered into an amended and restated employment agreement with the company (the “Restated Rodgers Agreement”) which provides for an annual base salary of $750,000. The Restated Rodgers Agreement provided for a grant of 48,662 shares of the company’s common stock that were paid in February 2022, with an amount of shares equal to the taxes payable by Mr. Rodgers with respect to the grant having been withheld to satisfy such taxes. The Restated Rodgers Agreement originally provided for certain bonuses upon a change of control of the company (as defined in the Restated Rodgers Agreement), but as stated below, such change-of-control provisions were eliminated in November 2022. Pursuant to the Restated Rodgers Agreement, Mr. Rodgers was also originally entitled to receive his applicable base salary for a period of 36 months after termination if such termination were “without cause” or if he terminated his own employment for a “good reason event,” as those terms are defined in the Restated Rodgers Agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. However, such severance provisions were eliminated and replaced in November 2022, as described below. The Restated Rodgers Agreement also contains certain non-competition covenants and confidentiality provisions.

On November 16, 2022, the Restated Rodgers Agreement was amended and modified (the “Rodgers Amendment”) by deleting provisions in the Restated Rodgers Agreement that granted Mr. Rodgers certain bonuses upon a change of control of the company. Further, the Rodgers Amendment modifies the severance provisions of the Restated Rodgers Agreement to provide that, upon the termination of Mr. Rodgers by the company without cause (or upon termination by him of his own employment upon a “good reason event,” as defined in the Restated Rodgers Agreement), he will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of his salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by Mr. Rodgers for continuing healthcare coverage for up to 24 months following his termination.

Richard Russell.

In October 2021, Mr. Russell entered into an amended and restated employment agreement with the company (the “Restated Russell Agreement”) which provides for an annual base salary of $500,000. The Restated Russell Agreement provided for a grant of 25,279 shares of the company’s common stock that were paid in February 2022, with an amount of shares equal to the taxes payable by Mr. Russell with respect to the grant having been withheld to satisfy such taxes. The Restated Russell Agreement originally provided for certain bonuses upon a change of control of the company (as defined in the Restated Russell Agreement), but as stated below, such change-of-control provisions were eliminated in November 2022. Pursuant to the Restated Russell Agreement, Mr. Russell was also originally entitled to receive his applicable base salary for a period of 36 months after termination if such termination were “without cause” or if he terminated his own employment for a “good reason event,” as those terms are defined in the Restated Russell Agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. However, such severance provisions were eliminated and replaced in November 2022, as described below. The Restated Russell Agreement also contains certain non-competition covenants and confidentiality provisions.

On November 16, 2022, the Restated Russell Agreement was amended and modified (the “Russell Amendment”) by deleting provisions in the Restated Russell Agreement that granted Mr. Russell certain bonuses upon a change of control of the company. Further, the Russell Amendment modifies the severance provisions of the Restated Russell Agreement to provide that, upon the termination of Mr. Russell by the company without cause (or upon termination by him of his own employment upon a “good reason event,” as defined in the Restated Russell Agreement), he will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of his salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by Mr. Russell for continuing healthcare coverage for up to 24 months following his termination.

Ryan Duran.

On October 27, 2021, the company and Ryan Duran entered into an employment agreement under which Mr. Duran serves as the Executive Vice President of Operations of the company. Mr. Duran’s employment agreement provides for an annual base salary of $175,000, and it provides that Mr. Duran may be granted annual bonuses at the discretion of the Board of Directors and may participate in the company’s equity incentive plans on the same terms as other senior executives. The agreement provides that Mr. Duran is entitled to participate in all of the company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the company’s other employee officers participate. The term of Mr. Duran’s employment agreement is through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the company or Mr. Duran at least 30 days prior to the renewal date. Mr. Duran will be entitled to a lump sum severance payment of three times his base salary if he is terminated “without cause” (including a non-renewal of the agreement by the company) or he terminates his own employment for a “good reason event,” as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Duran’s employment agreement contains certain non-competition covenants and confidentiality provisions.

Option Cancellation Agreements

On November 18, 2022, the company entered into Stock Option Cancellation Agreements (the “Cancellation Agreements”) with Mr. Rodgers and Mr. Russell pursuant to which they surrendered and cancelled certain previously granted stock options to purchase shares of the company’s common stock in order to make additional shares available under the company’s 2021 Omnibus Incentive Plan for future equity grants to Company personnel. Pursuant to the terms of the Cancellation Agreements, Mr. Rodgers, Mr. Russell, and the company acknowledged and agreed that the surrender and cancellation of the Cancelled Options was without any expectation to receive, and was without any obligation on the company to pay or grant, any cash, equity awards or other consideration presently or in the future in regard to the cancellation of the cancelled options.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on December 31, 2023.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units That Have Not Vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Bruce Rodgers	-	-	-	-	36,111	133,571	-	-
Bruce Rodgers	83,333	83,333	4.51	4/20/33	-	-	-	-
Richard Russell	-	-	-	-	36,111	133,571	-	-
Richard Russell	83,333	83,333	4.51	4/20/33

Richard Russell	83	-	3,750	11/29/2027	-	-	-	-
Richard Russell	83	-	300	5/29/2028	-	-	-	-
Ryan Duran	-	-	-	-	9,028	33,394	-	-
Ryan Duran	20,833	20,833	4.51	4/20/33	-	-	-	-
Ryan Duran	21,065	8,120	35.70	10/28/2031	-	-	-	-
Ryan Duran	14	-	3,000	1/4/2026	-	-	-	-
Ryan Duran	28	-	300	5/29/2028	-	-	-	-

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. The form of indemnification agreement was filed as an exhibit to the Registration Statement on Form S-1 filed on June 25, 2015.

Pay Versus Performance

The following table sets forth the compensation information of our principal executive officer (the “PEO”), and the average compensation information of our other named executive officers (“Non-PEO NEOs”), both as reported in the Summary Compensation Table in this proxy statement and with certain adjustments to reflect the “compensation actually paid” (“CAP”, as calculated in accordance with the SEC rules) to such individuals, and certain measures of the company’s financial performance, for each of fiscal years 2023, 2022, and 2021.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2) (3)	Value of Initial Fixed $100 Investment Based on the Total Shareholder Return of the Company ($)	Net (Loss) Income ($ in thousands)
2023	1,694,708	1,250,693	943,622	666,113	18.41	(15,944)
2022	760,571	597,551	407,559	365,217	16.47	(29,240)
2021	11,315,193	1,672,043	6,092,457	835,547	145.07	4,759

(1) The PEO for each of the years presented is Bruce Rodgers. The Non-PEO NEOs for whom the average compensation is presented in this table for each of the years presented are Richard Russell and Ryan Duran.

(2) The amounts shown as CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the company’s NEO. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3, below.

(3) CAP reflects the exclusions and inclusions of certain amounts for the PEO and Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

PEO
Year	2021	2022	2023
SCT Total Compensation ($)	11,315,193	760,571	1,694,708
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(9,834,875)	-	(844,848)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	-	-	133,611
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	-	-	-
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	191,725	-	267,222
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	-	(163,020)	-
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-
Compensation Actually Paid ($)	1,672,043	597,551	1,250,693

Non-PEO
Year	2021	2022	2023
SCT Total Compensation ($)	12,184,913	815,118	1,887,244
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(10,613,419)	-	(1,056,060)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	-	-	167,014
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	-	-	-
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	99,599	-	334,028
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	-	(84,684)	-
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-
Compensation Actually Paid ($)	1,671,093	730,434	1,332,226

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and net loss attributable to the company over the three most recently completed fiscal years:

CAP vs. Net Income (Loss)
(in thousands)
$15,000
$10,000
$5,000
$-
$10,000
$-
$(10,000)
$(20,000)
$(30,000)
2021
2022
2023
PEO CAP
Non-PEO Avg CAP
Net Income
Net cash Provided by (Used) by operating activities

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and the company’s cumulative TSR over the three most recently completed fiscal years:

CAP vs. TSR
(in thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
2021
2022
2023
PEO CAP
Average NEO Compensation Actually Paid
TSR

TRANSACTIONS WITH RELATED PERSONS

Association Collection and Distribution Services

The Company engaged BLG on behalf of many of its Association clients to service and collect the accounts and to distribute the proceeds as required by Florida law and the provisions of the purchase agreements between the Company and the Associations. On February 1, 2022, the Company consented to the assignment by BLG to the law firm BLG Association Law, PLLC (“BLGAL”), of the Services Agreement, dated April 15, 2015, previously entered into by and between the Company and BLG (the “Services Agreement”). One of our directors, Ms. Gould, served as the General Manager of BLG and also currently serves as the General Manager of BLGAL. Initially, the Company paid BLG a fixed monthly fee of $82,000 per month for services rendered. On February 1, 2022, the Services Agreement was amended to reduce the monthly compensation payable under the Services Agreement to $53,000, and on March 28, 2024, the Services Agreement was amended to further reduce the monthly compensation payable under the Services Agreement to $43,000. Further, a termination fee of $150,000 was paid in February 2022 to BLG in connection with the assignment of the Services Agreement.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To our knowledge, none of our current directors or executive officers has, during the past ten years:

•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding;
•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•
been found by a court of competent jurisdiction in a civil action or by the SEC to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or
•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies.

Except as set forth above and in our discussion above in “Adverse Interests,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of Exchange Act requires the company’s directors and officers, and persons who own more than 10% of a registered class of the company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons also are required to furnish the company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received by it with respect to fiscal year 2023 or written representations from certain reporting persons, the company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the company’s equity securities have been complied with, on a timely basis, for fiscal year 2023, except that Mint Capital Advisors Ltd filed a late Form 3 on October 5, 2023.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have posted the text of our code of ethics to our internet website: ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”. We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our internet website within the same section as described above.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines to promote effective governance of the company. A current copy of our Corporate Governance Guidelines is available on our website ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”.

ANTI-HEDGING POLICIES

Our Board of Directors has adopted an Insider Trading Policy which applies to all of our directors, officers and designated employees. The policy prohibits our directors, officers and designated employees from engaging in hedging transactions, short sales and transactions in publicly traded options, such as puts, calls and other derivatives, involving our equity securities.

MEETINGS OF THE BOARD OF DIRECTORS

During 2023, our Board of Directors held seven meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during 2023. In addition, the independent directors met in executive session periodically in 2023. We have not established a policy with regard to the attendance of board members at annual stockholder meetings. We have not established a policy with regard to the attendance of board members at annual stockholder meetings.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which stockholders may communicate with members of the Board of Directors, individually or as a group. Stockholders wishing to communicate with the Board of Directors or a specified member of the Board may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipient or recipients, which may be the Board of Directors as a group or an individual member of the Board. The communication should include the stockholder’s name and the number of shares owned. Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the specified members of the Board of Directors. We have also established procedures by which all interested parties (not just stockholders) may communicate directly with our non-management or independent directors as a group. Any interested party wishing to communicate with our non-management or independent directors as a group may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipients, which may be the non-management directors or the independent directors as a group. The envelope will be promptly forwarded for distribution to the intended recipients.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an audit committee, a compensation committee and a nominating and governance committee.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with the Exchange Act. The Audit Committee’s responsibilities include the following:

1) assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;
2) overseeing the work of our internal accounting and auditing processes;
3) discussing with management our processes to manage business and financial risk;

4)
making appointment, compensation, and retention decisions regarding, and overseeing the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements;

5)
establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

6) reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; and
7) conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The Audit Committee is composed of three members: Andrew Graham, its chairman, Fred Mills and Douglas I. McCree. Since our common shares are listed on Nasdaq Capital Market, we are governed by its listing standards. Accordingly, the members of the Audit Committee are all “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ and the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act. The Board of Directors has determined that Mr. Graham is an audit committee financial expert within the meaning of applicable SEC rules. The Audit Committee met formally four times during 2023. The Board of Directors has adopted a written Audit Committee Charter.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Governance.”

Compensation Committee

The Compensation Committee’s responsibilities include the following:

•
reviewing and approving the compensation programs applicable to our executive officers;
•
recommending to the Board of Directors and periodically reviewing policies for the administration of the executive compensation programs;
•
reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;
•
reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;
•
reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes; and
•
reviewing and approving compensation to outside directors.

The Compensation Committee has the authority to determine the compensation of the named executive officers, except the Chief Executive Officer. The Compensation Committee makes recommendations to the Board of Directors for non-employee directors and the Chief Executive Officer compensation and equity awards under the Company’s equity plans. At least annually, the Compensation Committee considers the results of the Company’s operations and its financial position and makes compensation determinations. The Compensation Committee did engage consultants in determining compensation paid to executives in 2023 but did not engage or rely on consultants in determining compensation paid to executive officers in 2022 and 2021, instead relying on the judgment and knowledge of its own members. The Compensation Committee is composed of three members: Douglas I. McCree, its chairman, Fred Mills, and Frank Silcox, each of whom have been determined to be “independent” within the meaning of the SEC and NASDAQ regulations and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. The Board of Directors has adopted a formal Compensation Committee charter. The Compensation Committee met formally four times in 2023.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Governance.”

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include the following:

(1) establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;

(2)
identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of the shareholders;

(3) evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;
(4) developing and recommending to the board a set of corporate governance principles appropriate for our Company and consistent with the applicable laws, regulations, and listing requirements;
(5) developing and recommending to the board a code of conduct for our Company’s directors, officers, and employees;

(6)
ensuring that the company makes all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for shareholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards; and

(7)
reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The Nominating and Governance Committee is composed of three members: Andrew Graham, its chairman, Douglas I. McCree, and Martin Traber. The Nominating and Governance Committee had seven meetings in 2023. The Board of Directors has adopted a written Nominating and Governance Committee Charter.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Governance.”

The Nominating and Governance Committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the Nominating and Governance Committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company. The Nominating and Governance Committee has not adopted a specific policy on diversity.

The Nominating and Governance Committee will consider director candidates recommended by shareholders. Any shareholder wishing to recommend one or more director candidates should send the recommendations before November 1st of the year preceding the next annual meeting of shareholders to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors the shareholder wishes the committee to consider, as well as the shareholder’s name, address and telephone number and the class and number of shares held. The committee may require the recommended candidate to furnish additional information. Mr. Rodgers will forward recommendations of qualified candidates to the nominating and governance committee and those candidates will be given the same consideration as all other candidates. A shareholder wishing to nominate an individual for election to the Board of Directors at an annual meeting of the shareholders, rather than recommend a candidate to the nominating and governance committee, must comply with the advance notice requirements set forth in our bylaws.

A stockholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Stockholders, rather than recommend a candidate to the nominating and governance committee, must comply with the advance notice requirements set forth in our bylaws. See “Shareholder Proposals for Presentation at the Annual Meeting” for further information.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of the Board of Directors. Under our current leadership structure, Bruce M. Rodgers serves as Chairman of the Board of Directors, Chief Executive Officer, and President. Mr. Rodgers’ role includes providing continuous feedback on the direction and performance of the company, serving as chairman of regular meetings of the Board of Directors, setting the agenda for the meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business. Mr. Rodgers plays a significant role also in formulating and executing the company’s strategic plans, financing activity and investment decisions. We believe board oversight and planning is a collaborative effort among the directors, each of whom has unique skills, experience and education, and this structure facilitates collaboration and communication among the directors and management and makes the best use of their respective skills. The Board of Directors periodically reviews the board leadership structure to evaluate whether the structure remains appropriate for the company and may determine to alter this leadership structure anytime based on then existing circumstances.

Board of Directors’ Role in Risk Oversight

The Board of Directors plays a significant role in monitoring risks to the company. Where major risks are involved, the Board of Directors takes a direct role in reviewing those matters. The Board of Directors also approves any strategic initiatives and any large or unusual investment or other such expenditure of the company’s resources. The Board of Directors has established the above-described committees to assist in ensuring that material risks are identified and managed appropriately. The Board of Directors and its committees regularly review material operational, financial, compensation and compliance risks with executive management. The Audit Committee is responsible for assisting the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices and discussing with management our processes to manage business and financial risk. The Compensation Committee considers risk in connection with its design of our compensation programs for our executives. The Nominating and Governance Committee regularly reviews the company’s corporate governance structure and board committee assignments. Each committee regularly reports to the Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey, LLP was our principal registered public accounting firm for 2023 and 2022.

AUDIT FEES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2023 and 2022 provided by MaloneBailey, LLP, our principal accountants:

Fee Category	2023	2022
Audit Fees - MaloneBailey, LLP (1)	$322,390	$278,500
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	50,985	7,900
Total	$373,375	$286,400

(1) Audit Fees represent fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly financial statements included in our quarterly reports on Form 10-Q.

(2) All Other Fees represent fees billed for services provided to us not otherwise included in the category above

MaloneBailey, LLP Houston, TX (PCAOB ID No. 206)

PRE-APPROVAL POLICIES

The audit committee pre-approved 100% of all auditing services and non-auditing services. The audit committee has delegated this authority to the chairman of the audit committee for situations when pre-approval by the full audit committee is inconvenient. Any decisions by the chairman of the audit committee must be disclosed at the next audit committee meeting.

AUDIT COMMITTEE REPORT

The audit committee oversees the financial reporting processes of LM Funding America, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with representatives of MaloneBailey, LLP, the company’s independent registered public accounting firm responsible for auditing the company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee discussed with representatives of MaloneBailey, LLP, the overall scope and plans for their audit. The audit committee met with representatives of MaloneBailey, LLP, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE

Andrew L. Graham, Chairman

Frederick Mills
Douglas I. McCree

PROPOSAL 2

RATIFICATION OF MALONEBAILEY, LLP

The audit committee of the Board of Directors has appointed MaloneBailey, LLP (“Malone Bailey”) as the company’s independent registered public accounting firm for our fiscal year ending December 31, 2024. Malone Bailey also served as the company’s independent registered public accounting firm for our fiscal year ended December 31, 2023. The Board of Directors concurs with the appointment and is submitting the appointment of Malone Bailey as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.

Our bylaws do not require that the stockholders ratify the appointment of Malone Bailey as our independent registered public accounting firm. We are seeking ratification because we believe it is a sound corporate governance practice. If the stockholders do not ratify the appointment, our audit committee will reconsider whether to retain Malone Bailey, but may retain Malone Bailey in any event. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the company and its stockholders.

We expect that representatives of Malone Bailey will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE

LM FUNDING AMERICA, INC. 2021 OMNIBUS INCENTIVE PLAN

At our 2021 Annual Meeting, the company’s stockholders approved the adoption of the LM Funding America, Inc. 2021 Omnibus Incentive Plan (the “2021 Omnibus Plan”). The Board of Directors has approved an amendment and restatement of the 2021 Omnibus Plan, subject to stockholder approval, to (1) increase the number of shares available for issuance under the 2021 Omnibus Plan to 1,000,000 shares, (2) modify the annual “evergreen” increase in the share reserve so that it will generally be equal to 10% of the company’s fully diluted shares, unless the Board of Directors limits the increase, (3) extend the term of the 2021 Omnibus Plan and (4) make certain other administrative changes, in each case as described further below (the “2021 Plan Proposal”).

Because of the limited number of remaining shares that may be granted under the 2021 Omnibus Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants, and directors in the furtherance of the company’s goal of continuing to achieve significant gains in stockholder value and operating results.

As of [•], 2024, the 2021 Omnibus Plan had an aggregate of approximately [•] shares of common stock available for future equity grants. All awards that are outstanding as of the date that stockholders approve the 2021 Plan Proposal will remain outstanding and will continue to be governed by the 2021 Omnibus Plan. As of [•], 2024, options to purchase [•] shares of the company’s common stock were outstanding. These options had a weighted average exercise price of $[•] and a weighted average contractual life of [•] years. Further, as of [•], 2024, there were [•] shares of common stock subject to restricted stock or restricted stock unit awards with a weighted average vesting period of [•] years. As of [•], 2024, there were [•] shares of our common stock issued and outstanding and the closing price per share was $[•].

The Company intends to continue granting equity-based awards to attract and retain the services or advice of directors, employees, officers, agents, consultants, or independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the company and its affiliates. The following is a summary of the principal features of the 2021 Omnibus Plan as proposed to be amended and restated. The summary is qualified in its entirety by reference to the complete text of the 2021 Omnibus Plan, as proposed to be amended and restated. A copy of the 2021 Omnibus Plan as it is proposed to be amended and restated is set forth as Appendix A to this Proxy Statement.

Summary of the Terms of the 2021 Omnibus Plan

Plan Administration

The 2021 Omnibus Plan is administered by our Board of Directors or our compensation committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the 2021 Omnibus Plan and award agreements entered into with respect to the 2021 Omnibus Plan; to make, change and rescind rules and regulations relating to the 2021 Omnibus Plan; to make changes to, or reconcile any inconsistency in, the 2021 Omnibus Plan or any award agreement covering an award; and to take any other actions needed to administer the 2021 Omnibus Plan.

Eligibility

The Administrator may designate any of the following as a participant under the 2021 Omnibus Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; and consultants of our company or our affiliates, and our directors, including our non-employee directors. As of [●], 2024, we had a total of [●] officers, [●] other employees, [●] non-employee directors and no consultants eligible to be participants under the 2021 Omnibus Plan.

Types of Awards

The 2021 Omnibus Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the 2021 Omnibus Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved Under the 2021 Omnibus Plan

Prior to the currently proposed amendment and restatement, the 2021 Omnibus Plan provided that [•] shares of our common stock were initially reserved for issuance under the 2021 Omnibus Plan, all of which could be issued pursuant to the exercise of incentive stock options, plus an annual increase on the first day of each fiscal year beginning with our 2023 fiscal year (each such increase, an “Original Evergreen Increase”) equal to the least of:

•	1,000,000 shares;

•	10% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year; or

•	such other amount as our Board of Directors may determine.

As of [•], 2024, the total reserve under the 2021 Omnibus Plan had increased to a total of [•] shares due to the Original Evergreen Increases.

Under the 2021 Omnibus Plan as proposed to be amended and restated, the total number of shares of our common stock reserved will be increased by [•] shares, to a new total of 1,000,000 shares. This reserve under the 2021 Omnibus Plan as proposed to be amended and restated will, if the amendment and restatement is approved by our stockholders at the Annual Meeting, automatically increase on January 1st of each year after the date of such stockholder approval, commencing on January 1, 2025 and ending on (and including) January 1, 2034, by a number of shares equal to the lesser of (1) 10% of our fully-diluted shares as of December 31st of the preceding year or (2) such other number of shares as the Board of Directors may determine (such increase, the “New Evergreen Increase”).

Solely for purposes of calculating the New Evergreen Increase, “full diluted shares” will mean an amount equal to the number of shares of all classes of common stock of the company (1) outstanding, (2) issuable upon exercise, conversion, exchange or settlement of outstanding Awards under the 2021 Omnibus Plan or any other outstanding options, warrants or other securities of the company that are (directly or indirectly) exercisable for, convertible or exchangeable into, or settleable in, shares of common stock of the company, or (3) reserved for future grants under the 2021 Omnibus Plan or any other equity incentive or similar plans of the company.

Under the 2021 Omnibus Plan as proposed to be amended and restated, up to [•] shares may be issued pursuant to the exercise of incentive stock options.

The number of shares reserved for issuance under the 2021 Omnibus Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the 2021 Omnibus Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the 2021 Omnibus Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options and Stock Appreciation Rights.

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option (“ISO”) or non-qualified stock option (“NQSO”), and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant (except, under the 2021 Omnibus Plan as proposed to be amended and restated, in the case of stock options that are otherwise exempt from, or comply with, Code Section 409A) and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

The Administrator may also grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2021 Omnibus Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant (except, under the 2021 Omnibus Plan as proposed to be amended and restated, in the case of SARs that are otherwise exempt from, or comply with, Code Section 409A), (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards.

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the 2021 Omnibus Plan permits cash incentive awards to be granted under the 2021 Omnibus Plan, we may also make cash incentive awards outside of the 2021 Omnibus Plan.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Performance Goals

For purposes of the 2021 Omnibus Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our company or any one or more of our subsidiaries, affiliates, or other business units: basic earnings per common share for our company on a consolidated basis; diluted earnings per common share for our company on a consolidated basis; total stockholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality.. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividends and Dividend Equivalent Units.

Under the 2021 Omnibus Plan as proposed to be amended and restated, dividends and dividend equivalent units may not be awarded with respect to stock options, SARs or any other award that is not a full-value award. For this purpose, “full-value awards” consist of restricted stock, RSUs, performance shares, performance units denominated in shares and any other award under which the value of the award is measured as the full value of a share, rather than the increase in the value of a share. Shares of restricted stock will automatically be credited with dividends and other distributions to the extent dividends or other distributions are paid on the stock following the grant date. However, if cash dividends or other cash distributions are paid with respect to shares of restricted stock while such shares are unvested, then such dividends or other distributions will either, at the discretion of the Administrator, be (1) automatically reinvested as additional shares of restricted stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock, or (2) paid in cash at the same time and the same extent that the restricted stock vests. Any dividends or other distributions paid in the form of shares shall be subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock.

Under the 2021 Omnibus Plan as proposed to be amended and restated, the Administrator may grant dividend equivalent units only in tandem with full-value awards, other than restricted stock. Dividend equivalent units will either, at the discretion of the Administrator, be (1) accumulated and paid, in cash or shares in the Administrator’s discretion, at the same time and to the same extent that the tandem award vests or is earned or (2) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem award.

Other Stock-Based Awards.

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board of Directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2021 Omnibus Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the 2021 Omnibus Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2021 Omnibus Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2021 Omnibus Plan.

Change of Control

Upon a change of control (as defined in the 2021 Omnibus Plan), in order to preserve a participant’s rights under an award, the Administrator in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any performance Goals, relating to the exercise or realization of the award; (b) provide for the purchase or cancellation of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable (or the cancellation of awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the award in such circumstances); (c) adjust the terms of the award in the manner determined by the Administrator to reflect the change of control; (d) cause the award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of our company.

Non-Employee Directors

Non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under our 2021 Omnibus Plan. To provide a maximum limit on the cash compensation and equity awards that can be made to our non-employee directors, the 2021 Omnibus Plan provides that in any given fiscal year, an outside director may not be granted shares under our 2021 Omnibus Plan with an aggregate grant date fair value, when added to any cash compensation received by the non-employee directors, of greater than $300,000.

Term of Plan

Unless earlier terminated by our Board of Directors, the 2021 Omnibus Plan will terminate on, and no further awards may be granted, after the 10th anniversary of the latest date on which the 2021 Omnibus Plan (or any amendment to, or amendment and restatement of, the 2021 Omnibus Plan) has been approved by our stockholders.

Termination and Amendment of Plan

Our Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2021 Omnibus Plan at any time, subject to the following limitations:

•

Our Board of Directors must approve any amendment to the 2021 Omnibus Plan if we determine such approval is required by prior action of our Board of Directors, applicable corporate law, or any other applicable law;

•

Stockholders must approve any amendment to the 2021 Omnibus Plan, which may include an amendment to materially increase the number of shares reserved under the 2021 Omnibus Plan, if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, as amended, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

•	Stockholders must approve any amendment to the 2021 Omnibus Plan that would diminish the protections afforded by the award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the 2021 Omnibus Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2021 Omnibus Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the 2021 Omnibus Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the 2021 Omnibus Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that we adopt, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us.

Repricing and Backdating Prohibited

Except for the adjustments provided for in the 2021 Omnibus Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

New Plan Benefits

The company has not determined the awards that may be granted under the 2021 Omnibus Incentive Plan in the future to eligible participants. The Administrator will make future awards under the 2021 Omnibus Incentive Plan in its discretion from time to time, and the benefits received will depend on the fair market value of the company’s common stock at various future dates and the extent to which performance goals set by the Administrator are met.

The table below sets forth information with respect to shares of common stock that may be issued under our 2021 Omnibus Incentive Plan, as of December 31, 2023:

Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	599,597	$9.00	141,014
Equity compensation plans not approved by security holders	-	$-	-

Certain Federal Income Tax Consequences for the 2021 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law to the company and to participants in the 2021 Omnibus Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of our common stock, dividend equivalent units, or incentive cash awards. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously acquired shares of the company’s common stock. For purposes of this summary, it is assumed that U.S. Participants will hold their shares of the company’s common stock received under the 2021 Omnibus Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2021 Omnibus Plan, or shares of the company’s common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2021 Omnibus Plan or shares of the company’s common stock issued thereto pursuant to the 2021 Omnibus Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the excess, if any, of the fair market value of the underlying shares over the grant date at the time of exercise, and the company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the company will generally be entitled to deduct such amount at such time. Upon the U.S. Participant’s subsequent disposition of the shares, the U.S. Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, RSU award or dividend equivalent right award until a cash payment is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash received, or the fair market value of shares received, and the company will generally be entitled to deduct such amount at such time. If units are settled in whole or in part in shares, upon the U.S. Participant’s subsequent disposition of the shares, the U.S. Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LM FUNDING AMERICA, INC. 2021 OMNIBUS INCENTIVE PLAN.

PROPOSAL 4

APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d),

OF THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK

ISSUABLE UPON THE EXERCISE OF COMMON WARRANTS.

General

We are asking stockholders to approve the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of warrants issued pursuant to that certain Securities Purchase Agreement, dated as of August 16, 2024, by and among the company and purchaser thereto (the "Purchase Agreement").

Description of Transaction

On August 16, 2024, we and an institutional investor (the “Purchaser”) entered into the Purchase Agreement, pursuant to which we agreed to issue to the Purchaser, (i) in a registered direct offering, 278,000 shares (the “Shares”) of our common stock and pre-funded warrants to purchase 590,185 shares of our common stock (the “Pre-Funded Warrants”) with an exercise price of $0.0001 per share, and (ii) in a concurrent private placement (the “Private Placement”), Series A warrants to purchase 868,185 shares of common stock (the “Series A Common Warrants”) and Series B warrants to purchase 868,185 shares of common stock (the “Series B Common Warrants” and together with the Series A Common Warrants, the “Common Warrants”), each with an exercise price of $2.98. Such registered direct offering and concurrent Private Placement are referred to herein as the “Transactions.” The combined effective offering price for each Share (or pre-funded warrant in lieu thereof) and accompanying Series A Warrant and Series B Warrant in the Transaction was $2.98. The Transactions closed on August 19, 2024.

We received aggregate gross proceeds from the Transactions of approximately $2.6 million, before deducting fees to the Placement Agent (as defined below) and other estimated offering expenses payable by us. In connection with the Transactions, on August 16, 2024, we entered into a placement agency agreement with Maxim Group LLC (the “Placement Agent”), pursuant to which we engaged the Placement Agent as the exclusive placement agent for the company. We agreed to pay the Placement Agent a cash fee equal to 7.5% of the aggregate gross proceeds raised in the Transactions and to reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $60,000.

For further information regarding these agreements and the Transactions, please refer to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 19, 2024. The discussion herein relating to the Placement Agency Agreement, the Purchase Agreement and the Common Warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Form 8-K.

Description of Warrants

The following is a brief summary of certain terms and provisions of the Common Warrants being sold in the Private Placement and is subject in all respects to the provisions contained in the Common Warrants.

Exercisability. The Common Warrants will be exercisable on the date (the “Stockholder Approval Date”) on which the stockholders of the company approve the issuance of all of the Common Warrants and the shares of common stock issuable upon the exercise of the Common Warrants (the “Stockholder Approval”). We are required to hold an annual or special meeting of stockholders on or prior to the date that is 90 days following the date of closing of the Private Placement for the purpose of obtaining Stockholder Approval. If we are unable to obtain such Stockholder Approval at the first meeting, we will call a meeting every 120 thereafter to seek Stockholder Approval until the earlier of the Stockholder Approval Date or the Common Warrants are no longer outstanding. The Series A Common Warrants will be exercisable until the fifth anniversary of the Stockholder Approval Date, and the Series B Common Warrants will be exercisable until the second anniversary of the Stockholder Approval Date. The Common Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and by payment in full in immediately available funds for the number of shares of our common stock purchased upon such exercise. If, at the time of exercise a registration statement registering the issuance of the shares of common stock underlying the Common Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Common Warrants through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Common Warrants.

Exercise Limitation. A holder will not have the right to exercise any portion of the Common Warrant if the holder would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the outstanding common stock immediately after exercise, except that upon notice from the holder to us, the holder may increase or decrease the beneficial ownership limitation up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants, provided that any increase in such beneficial ownership limitation shall not be effective until 61 days following notice from the holder to us.

Exercise Price; Adjustments. The Common Warrants have an exercise price of $2.98 per share. The exercise price and the number of shares of common stock issuable upon exercise are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting shares of our common stock. Further, if we sell, enter into an agreement to sell, or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of any shares of common stock or common stock equivalents, at an effective price per share less than the exercise price then in effect, then the exercise price of the Common Warrants will be reduced to such price. In addition, if we grant, issue or sell certain securities pro rata to the record holders of our common stock, other than certain exempt issuances, or if we declare or make any dividend or other distribution of our assets, including cash, stock or other property to the holders of our common stock, then the holders of the Common Warrants will be entitled to participate in such transactions to the same extent such holder would have participated in such transaction if it held the number of shares of common stock issuable upon exercise of the Common Warrants without regard to any limits on exercise contained in the Common Warrants.

Transferability. Subject to applicable laws, the Common Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. There is no established trading market for the Common Warrants and we do not expect a market to develop. In addition, we do not intend to apply for the listing of the Common Warrants on any national securities exchange or other trading market. Without an active trading market, the liquidity of the Common Warrants will be limited.

Fundamental Transactions. If a fundamental transaction (as defined in the Common Warrants) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Common Warrants with the same effect as if such successor entity had been named in the Common Warrant itself. Following such fundamental transaction, the holders of the Common Warrants will be entitled to receive upon exercise of the Common Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Common Warrants immediately prior to such fundamental transaction without regard to any limits on exercise contained in the Common Warrants.

Rights as a Stockholder. Except as otherwise provided in the Common Warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of a Warrant does not have the rights or privileges of a holder of shares of our common stock, including any voting rights, until the holder exercises the Common Warrant.

Reasons for the Warrant Approval Proposal

A vote in favor of this proposal is a vote "for" approval of the issuance of the shares of our common stock that may be issuable upon the exercise of the Common Warrants. The aggregate number of shares of our common stock issuable upon the exercise of such warrants may exceed 19.99% of the outstanding shares of our common stock (determined as of the date of, and without regard for, the issuance of the Common Warrants).

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

Because the total aggregate number of shares of common stock issuable upon exercise of the Common Warrants is more than 19.99% of our outstanding shares of common stock, we are asking stockholders to approve of such issuance pursuant to Nasdaq Listing Rule 5635(d).

Effect of the Proposal

If stockholders do not approve this proposal, then the Common Warrants will only be exercisable to the extent that the total number of shares issued in the Private Placement and upon exercise of the Common Warrants do not exceed 19.99% of the shares of our common stock outstanding before the issuance. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Certain Risks Associated with the Proposal

The issuance of shares of common stock upon exercise of the Common Warrants will have a dilutive effect on current stockholders. The percentage ownership of the company held by current stockholders will decline as a result of the issuance of the shares of common stock underlying the Common Warrants. This means also that our current stockholders will own a smaller percent interest in us as a result of the exercise of the Common Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. If the Common Warrants are exercised in full for cash, a total of 1,736,370 shares of common stock will be issuable to the holders of the Warrants and this dilutive effect may be material to current stockholders of the company.

There may be future sales of our common stock, which could adversely affect the market price of our common stock. The exercise of any warrants, and other issuances of our common stock could have an adverse effect on the market price of the shares of our common stock. Sales of a substantial number of shares of our common stock or the perception that such sales might occur could materially adversely affect the market price of the shares of our common stock.

Provisions of the Common Warrants could discourage an acquisition of us by a third party. Certain provisions of the Common Warrants could make it more difficult or expensive for a third party to acquire us. The Common Warrants provide that, in the event of certain transactions constituting fundamental transactions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the kind and amount of securities, cash or other property that such holder would have received had they exercised the Common Warrants immediately prior to the fundamental transaction. These and other provisions of the Common Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE

OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK

ISSUABLE UPON THE EXERCISE OF COMMON WARRANTS.

PROPOSAL 5

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We view executive compensation as an important matter both to us and to our stockholders. As required by Section 14A of the Exchange Act, we are asking stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers as disclosed in the section of this proxy statement entitled “Executive Compensation and Related Information.” This advisory vote on the compensation of our named executive officers allows our stockholders to express their views on our executive compensation programs.

The Board of Directors would like the support of the company’s stockholders for the compensation of our named executive officers as disclosed in this proxy statement. Accordingly, for the reasons discussed above, the Board of Directors recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in this proxy statement.”

This advisory vote on the compensation of our named executive officers is not binding on the company, the Board of Directors or the compensation committee of the Board of Directors. However, the Board of Directors and the compensation committee of the Board of Directors will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of September 12, 2024 by:

•
each person who is known by us to beneficially own more than 5% of our outstanding common stock,
•
each of our directors and named executive officers, and
•
all directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on [•] common shares outstanding as of September 12, 2024. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by an individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of September 12, 2024, are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is LM Funding America, Inc., 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
5% Stockholders:	5% Stockholders:	5% Stockholders:
Eva Pacific (9)	[•]	[•]%
Level 33, 264 George Street Sydney NSW 2000, Australia
Bayfield Equity Partners Ltd (10)	[•]	[•]%
10 Market Street Nassau Bahamas N-3901
Mint Advisers (11)	[•]	[•]%
Western Road Nassau, The Bahamas
AGN Holdings (12)	[•]	[•]%
2nd Floor College House 17 King Edwards Road, Ruislip London HA4 7AE, England
CVI Investments (13)	[•]	[•]%
P.O. Box 309GT Ugland House South Church Street George Town, Grand Cayman KY1-1104

Executive Officers and Directors
Bruce M. Rodgers (1)	[•]	[•]%
Carollinn Gould (2)	[•]	[•]%
Andrew L. Graham (3)	[•]	*
Douglas I. McCree (4)	[•]	*
Fred Mills (5)	[•]	*
Frank Silcox (6)	[•]	*
Martin Traber (7)	[•]	*
Richard Russell (8)	[•]	[•]%
Ryan Duran (9)	[•]	[•]%
All Executive Officers and Directors as a Group (9 individuals)	[•]	[•]%

*	Represents less than 1% of beneficial ownership
(1)

Includes [] shares owned by CGR LLC which is owned 50% by Bruce M. Rodgers Revocable Trust and 50% by Carol Linn Gould Revocable Trust, [] shares beneficially owned by BRR Holding, LLC, [] shares beneficially owned by Bruce M. Rodgers IRA, and [] shares beneficially owned by Carollinn Gould IRA. Bruce M. Rodgers is the sole Trustee of the Bruce M. Rodgers Revocable Trust and Carollinn Gould is the sole Trustee of the Carol Linn Gould Revocable Trust. Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould have 100% voting control of BRR Holding, LLC and CGR LLC, and therefore Mr. Rodgers and Ms. Gould may be deemed to have shared voting and investment power for all [] shares owned by both Trusts, CGR and BRR Holding, LLC. This includes [] shares of which [] are restricted shares that become vested with 60 days after September 12, 2024. This amount excludes [] options that are not exercisable within 60 days after September 12, 2024.

(2)

Includes [] shares of common stock held by the two revocable trusts. Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould, own 100% of the outstanding membership interests of each trust.

(3)

Includes [] shares of common stock, [] shares of common stock issuable upon the exercise of options at an exercise price of $625.00 that are currently exercisable and [] shares of common stock issuable upon the exercise of options at an exercise price of $5.95 that are currently exercisable.

(4)

Includes [] shares of common stock and [] shares of common stock issuable upon the exercise of options at an exercise price of $625.00 that are currently exercisable and [] shares of common stock issuable upon the exercise of options at an exercise price of $5.95 that are currently exercisable.

(5)	Includes [] shares of common stock and [] shares of common stock issuable upon the exercise of options at an exercise price of $5.95 that are currently exercisable.
(6)	Includes [] shares of common stock and [] shares of common stock issuable upon the exercise of options at an exercise price of $5.95 that are currently exercisable. .
(7)	Includes [] shares of common stock issuable upon the exercise of options at an exercise price of $0.67 that are currently exercisable.
(8)

Includes [] shares of common stock issuable upon the exercise of options at an exercise price of $625.00 that are currently exercisable or become exercisable within 60 days after September 12, 2024, includes [] shares of common stock issuable upon the exercise of options at an exercise price of $50.00 that are currently exercisable or become exercisable within 60 days after September 12, 2024. This includes [] shares of which [] shares are restricted stock that become vested with 60 days after September 12, 2024. This amount excludes [] options that are not exercisable within 60 days after September 12, 2024.

(9)

Includes [] shares of common stock issuable upon the exercise of options at an exercise price of $500.00 that are currently exercisable or become exercisable within 60 days after September 12, 2024. Includes [] shares of common stock issuable upon the exercise of options at an exercise price of $50.00 that are currently exercisable or become exercisable within 60 days after September 12, 2024. This amount excludes [] options that are not exercisable within 60 days after the record date of September 12, 2024. This includes [] shares of which [] shares are restricted stock that become vested with 60 days after September 12, 2024. This amount excludes [] options that are not exercisable within 60 days after September 12, 2024.

(9)	Based on Schedule 13G filed on [].
(10)	Based on Schedule 13G filed on [].
(11)	Based on Schedule 13G filed on [].
(12)	Based on Schedule 13G filed on [].
(13)	Based on Schedule 13G filed on [].

OTHER MATTERS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the next annual meeting of stockholders must comply with Rule 14a-8 of the Exchange Act. The deadline for submitting such proposals is [•] (120 days before the date of this year’s mailing without regard to the year), unless the date of the next annual meeting is more than 30 days before or after the one-year anniversary date of this Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the next annual meeting.

Stockholders wishing to submit proposals for the next annual meeting outside the process of Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 11 of our bylaws. To be timely, notice of the proposal must be received by the company no earlier than the close of business on the 120th day ([•]) and no later than the close of business on the 90th day ([•]) prior to the first anniversary of this year’s Annual Meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the company

Address proposals to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our notice or proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The company will promptly deliver a separate copy of any of these documents to you if you contact us at the following address or telephone number: LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606, telephone: 813-222-8996. If you want to receive separate copies of the notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the company at the above address or telephone number.

Appendix A

AMENDED AND RESTATED LM FUNDING AMERICA, INC. 2021 OMNIBUS INCENTIVE PLAN

lm funding america, INC.
2021 Omnibus INCENTIVE PLAN

1.
Purposes and Effective Date.
(a)
Purposes. The LM Funding America, Inc. 2021 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.
(b)
Effective Date; Amendment Date. The Plan was originally effective on October 27, 2021 (the “Effective Date”) and was approved by the Company’s stockholders on December 10, 2021. The amendment and restatement of this Plan was approved by the Board on September 12, 2024, subject to stockholder approval, and shall become effective on the date that it is approved by the Company’s stockholders (the “Amendment Date”). This Plan will terminate as provided in Section 15.
2.
Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:
(a)
“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.
(b)
“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee, committees, officer or officers.
(c)
“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
(d)
“Amendment Date” has the meaning in Section 1(b).
(e)
“Applicable Exchange” means the Nasdaq Stock Market, the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.
(f)
“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(g)
“Beneficial Owner” means a Person, with respect to any securities which:
(i)
such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise;

1

provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;
(ii)
such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or
(iii)
are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.
(h)
“Board” means the Board of Directors of the Company.
(i)
“Cause” shall have the same meaning as set forth in a Participant’s employment agreement or individual Award with the Company, or, if the Participant does not have an employment agreement with the Company (or the Participant’s individual Award does not otherwise define the term), “Cause” shall mean a good faith finding by the Company that the Participant has (i) failed, neglected, or refused to perform the lawful employment duties related to the Participant’s position or as from time to time assigned to the Participant (other than due to disability within the meaning of Code Section 22(e)(3)); (ii) committed any willful, intentional, or grossly negligent act having the effect of injuring the interest, business, or reputation of the Company or any Affiliate; (iii) violated or failed to comply in any material respect with the Company’s or an Affiliate’s published rules, regulations, or policies, as in effect or amended from time to time, to the extent applicable to the Participant; (iv) committed an act constituting a felony or misdemeanor involving moral turpitude, fraud, theft, or dishonesty; (v) misappropriated or embezzled any property of the Company or an Affiliate (whether or not an act constituting a felony or misdemeanor); or (vi) breached any material provision of any applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue, or other agreement with the Company or any Affiliate.
(j)
“Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:
(i)
any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or
(ii)
the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment,

2

election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect Subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the stockholders of the Company at a meeting of stockholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or
(iii)
the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect Subsidiary of the Company), in each case, which requires approval of the stockholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing twenty percent (20%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or
(iv)
the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), in each case, which requires approval of the stockholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

(k)
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(l)
“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

3

(m)
“Company” means LM Funding America, Inc., a Delaware corporation, or any successor thereto.
(n)
“Director” means a member of the Board.
(o)
“Disability” means, unless otherwise defined in the applicable Award agreement, a finding of disability under the long term disability plan sponsored by the Company or an Affiliate in which the Participant participates. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(p)
“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(q)
“Effective Date” has the meaning in Section 1(b).
(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(s)
“Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Administrator does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares.
(t)
“Full-Value Award” means Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units denominated in Shares and any other Award under which the value of the Award is measured as the full value of a Share, rather than the increase in the value of a Share.

(u)
“Fully Diluted Shares” means an amount equal to the number of shares of all classes of common stock of the Company (i) outstanding, (ii) issuable upon exercise, conversion, exchange or settlement of outstanding Awards under the Plan or any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) exercisable for, convertible or exchangeable into, or settleable in, shares of common stock of the Company, or (iii) reserved for future grants under the Plan or any other equity incentive or similar plans of the Company. For purposes of calculating the number of Fully Diluted Shares, if the number of shares of common stock subject to an outstanding Award is variable on the applicable date, then the number of shares deemed issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award.
(v)
“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

4

(w)
“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(x)
“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries and, to the extent necessary for Awards to comply with Rule 16b-3 under the Exchange Act, who otherwise meets the definition of “Non-Employee Director” in Rule 16b-3(b)(3) under the Exchange Act.
(y)
“Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.
(z)
“Option” means the right to purchase a Share at a stated price for a specified period of time.
(aa)
“Participant” means an individual selected by the Administrator to receive an Award.
(bb)
“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. A Performance Goal may, but is not required to, relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: basic earnings per common share for the Company on a consolidated basis; diluted earnings per common share for the Company on a consolidated basis; total stockholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality. Unless otherwise determined by the Administrator, the relevant measurement of performance as to each Performance Goal shall be computed in accordance with generally accepted accounting principles, if applicable. The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to by excluding the effects of (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business, (v) mergers, acquisitions or dispositions, and (vi) extraordinary, unusual and/or non-recurring items of gain or loss. The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications. The Administrator may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).
(cc)
“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).
(dd)
“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).
(ee)
“Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.
(ff)
“Plan” means this LM Funding America, Inc. 2021 Omnibus Incentive Plan, as it may be amended or amended and restated from time to time.

5

(gg)
“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.
(hh)
“Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.
(ii)
“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(jj)
“Share” means a share of Stock.
(kk)
“Stock” means the common stock, par value $0.001 per share, of the Company.
(ll)
“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(mm)
“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.
3.
Administration.
(a)
Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)
Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.
(c)
No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.
4.
Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or

6

grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.
5.
Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).
6.
Shares Reserved under this Plan.
(a)
Plan Reserve. Subject to adjustment as provided in Section 17, as of the Amendment Date, the maximum number of Shares reserved for issuance pursuant to Awards granted under this Plan is 1,000,000 Shares, of which 1,000,000 may be issued pursuant to the exercise of Incentive Stock Options. In addition, the number of Shares reserved for issuance under this Plan shall automatically increase on January 1st of each year after the Amendment Date, commencing on January 1, 2025 and ending on (and including) January 1, 2034, by a number of Shares equal to the lesser of: (i) 10% of the Fully Diluted Shares as of December 31st of the preceding year or (ii) such other number of Shares as the Board may determine. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.
(b)
Replenishment of Shares Under this Plan. To the extent (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award (except as described below), (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (vi) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv), (v) or (vi) may not be issued pursuant to Incentive Stock Options.
(c)
Non-Employee Director Award Limitation. Subject to adjustment as provided in Section 17, the maximum number of Shares that may be granted during any fiscal year to any individual Non-Employee Director for service as a Director shall not exceed that number of Shares that has a grant date fair value of, when added to any cash compensation received by such Non-Employee Director for service as a Director, $300,000.
7.
Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an Incentive Stock Option that meets the requirements of Code Section 422, or a Nonqualified Stock Option that does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant (except in the case of Options that are otherwise exempt from, or comply with, Code Section 409A), (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a Nonqualified Stock Option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with

7

irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of the methods set forth in clauses (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.
8.
Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant (except in the case of SARs that are otherwise exempt from, or comply with, Code Section 409A); (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof.
9.
Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including, but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.
10.
Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.
11.
Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including, but not limited to, the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment.
12.
Dividends and Dividend Equivalent Units.
(a)
Prohibitions. In no event may dividends or Dividend Equivalent Units be awarded with respect to Options, SARs or any other Award that is not a Full-Value Award. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, this Plan expressly prohibits the payment of dividends or Dividend Equivalent Units on unvested Awards for all equity Award types.
(b)
Dividends. Shares of Restricted Stock will automatically be credited with dividends and other distributions to the extent dividends or other distributions are paid on the Stock following the grant date of such Restricted Stock. However, if cash dividends or other cash distributions are paid with respect to Shares of Restricted Stock while such Shares are unvested, then such dividends or other distributions will either, at the discretion of the Administrator, be (i) automatically reinvested as additional Shares of Restricted Stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock, or (ii) paid in cash at the same time and the same extent that the Restricted Stock vests. Any dividends or other distributions paid in the form of shares shall be subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock. For clarity, in no event will dividends or other distributions be paid to a Participant with respect to Restricted Stock unless, until and to the same extent as the underlying Restricted Stock vests.

8

(c)
Dividend Equivalent Units. The Administrator may grant Dividend Equivalent Units only in tandem with Full-Value Awards, other than Restricted Stock. Dividend Equivalent Units will either, at the discretion of the Administrator, be (i) accumulated and paid, in cash or Shares in the Administrator’s discretion, at the same time and to the same extent that the tandem Award vests or is earned or (ii) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem Award. For clarity, in no event will a Participant receive payment with respect to a Dividend Equivalent Unit unless, until and to the same extent as the tandem Award vests and is paid. The Administrator may otherwise determine all terms and conditions of each award of Dividend Equivalent Units, subject to the terms of this Plan.

13.
Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
14.
Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.
15.
Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)
Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan after, the tenth (10th) anniversary of the latest date on which the Plan (or any amendment to, or amendment and restatement of, the Plan) has been approved by the Company’s stockholders.
(b)
Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
(i)
the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
(ii)
stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
(iii)
stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 17), or (B) an amendment that would diminish the protections afforded by Section 15(e).
(c)
Amendment, Modification, Cancellation and Disgorgement of Awards.
(i)
Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any

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other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(ii)
Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.
(iii)
Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.
(d)
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)
Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may, without stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)
Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).
16.
Taxes.
(a)
Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding

10

obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.
(b)
No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
17.
Adjustment and Change of Control Provisions.

(a)
Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b)
Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
(c)
Effect of Change of Control.

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(i)
In order to preserve a Participant’s rights under an Award in the event of a Change of Control, the Administrator in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any Performance Goals, relating to the exercise or realization of the Award; (b) provide for the purchase or cancellation of the Award for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable (or the cancellation of Awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the Award in such circumstances); (c) adjust the terms of the Award in the manner determined by the Administrator to reflect the Change of Control; (d) cause the Award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of the Company.
(ii)
Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accounting advisor determines that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).
(d)
Certain Modifications. Notwithstanding anything contained in this Section 17, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 17 if it determines that the operation of this Section 17 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.
18.
Miscellaneous.
(a)
Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.
(b)
Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:
(i)
a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii)
a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

12

(iii)
a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv)
a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that constitutes “nonqualified deferred compensation” subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of such nonqualified deferred compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment of nonqualified deferred compensation made to the Participant on account of such separation from service shall not be made before a date that is six (6) months after the date of the separation from service.

(c)
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(d)
Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)
Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)
Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of Florida.
(g)
Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one (1) year after the day the complaining party first knew or should have known of the events giving rise to the complaint.

13

(h)
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter. Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.

(i) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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LM Funding America, Inc.

P.O. BOX 8016, CARY, NC 27512-9903

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LM Funding America, Inc. For Stockholders of record as of September 12, 2024 [•], [•], 2024 [•], Local Time 1200 West Platt Street, Suite 100, Tampa, Florida 33606	Internet: www.proxypush.com/LMFA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

Phone: • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: [•], Local Time, [•], 2024.	Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bruce Rodgers and Richard Russell (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of LM Funding America, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED

IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

LM Funding America, Inc. Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

PROPOSAL				BOARD OF DIRECTORS RECCOMEND
1. To elect two Class II directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;
	FOR	WITHHOLD
1.01 Douglas I. McCree				FOR

1.01 Martin Traber				FOR

	FOR	AGAINST	ABSTAIN

2. To ratify the appointment of MaloneBailey, LLP as the company's independent auditor to audit the company's 2024 financial statements;				FOR

3. To approve an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan;				FOR

4. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the company's outstanding common stock issuable upon the exercise of common warrants;				FOR

5. To conduct an advisory vote on the compensation of the company's named executive officers; and				FOR

6. To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.				FOR

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Signature (and Title if applicable) Date Signature (if held jointly) Date